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                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 1 TO LICENSE AGREEMENT

         This AMENDMENT NO. 1 TO LICENSE AGREEMENT ("Amendment") is made as of August 1, 2002 among Somanetics Corporation, a Michigan corporation ("Somanetics"), CorRestore, LLC, a California limited liability company ("CorRestore"), Constantine L. Athanasuleas, M.D., one of the two members of CorRestore ("Dr. Athanasuleas"), and Gerald D. Buckberg, M.D., one of the two members of CorRestore ("Dr. Buckberg"). Dr. Buckberg and Dr. Athanasuleas are sometimes collectively referred to in this Amendment as the "Members" and individually as a "Member".

                                 R E C I T A L S

         A. Somanetics, CorRestore and the Members have entered into a License Agreement, dated as of June 2, 2002 (the "Agreement"). Capitalized terms used in this Amendment and defined in the Agreement, but not defined in this Amendment, have the meanings given them in the Agreement.

         B. Somanetics, CorRestore and the Members desire (1) to amend Section
1.11.2 of the Agreement to extend from 24 months after the date of the Agreement to 48 months after the date of the Agreement, the period within which if a Transaction is consummated and Somanetics shareholders receive less than $10.00 a share, CorRestore and the Members may terminate the Licenses, and (2) to provide notice pursuant to Section 3.1 of the Agreement that the Licenses remain exclusive notwithstanding any past, present or future failure by Somanetics to meet the deadline in the third sentence of Section 3.1 of the Agreement.

         THEREFORE, for and in consideration of the mutual covenants and obligations described below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. CorRestore's Termination in Connection with a Transaction. Section 1.11.2 of the Agreement is amended effective as of June 1, 2002 by replacing the phrase "within 24 months after the date of this Agreement" in clause (1) of Section
1.11.2 with the phrase "within 48 months after the date of this Agreement."

2. Project Schedule. CorRestore hereby notifies Somanetics in writing pursuant to Section 3.1 of the Agreement that the Licenses remain exclusive with respect to the applicable Products notwithstanding any past, present or future failure by Somanetics to meet the deadline in the third sentence of Section 3.1 of the Agreement.

3. No Other Change; Ratification. Except as modified by this Amendment, the Agreement shall continue in full force according to its terms and is hereby ratified.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the introductory paragraph of this Amendment.


                  CORRESTORE:               CORRESTORE, LLC

                                            By:  /s/ Dr. Gerald D. Buckberg
                                                 -------------------------------

                                                     Its:  President
                                                           ---------------------

                  THE MEMBERS:              /s/ Dr. Constantine L. Athanasuleas
                                            ------------------------------------
                                            Dr. Constantine L. Athanasuleas


                                            /s/ Dr. Gerald D. Buckberg
                                            ------------------------------------
                                            Dr. Gerald D. Buckberg


                  SOMANETICS:               SOMANETICS CORPORATION

                                            By:  /s/ Bruce J. Barrett
                                                 -------------------------------

                                                     Its:  President and CEO
                                                           ---------------------




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